PURCHASE AGREEMENT

DATE: April 5, 2012

RECEIVED FROM, American International Ventures, Inc. (AIVI), as buyer(s).
The sum of Twenty-eight Thousand and No/100 (Dollars) ($28,000.00) to be wired into escrow on or before April 11, 2012.

UPON THE ACCEPTANCE OF THIS OFFER and to be applied to the purchase price on the property described as VACANT LAND - 39.73 acres APN: 018-181-04
Commonly known as TURNER RANCH,
in the City of Beatty, County of NYE, State of Nevada

PURCHASE PRICE: APPROXIMATE SUM OF $304,000.00.

TERMS OF PURCHASE:
Down payment $28,000.00 (firm)
First Trust Deed $252,000.00 (firm)
100,000.00 shares of its Rule 144 common stock$20,000 (estimated as of 4/4/2012)
Figure to be established [illegible] of close of tradi[illegible] prior to closing.
Total Consideration $300,000 (approximate)

TERMS OF FIRST TRUST DEED:
Note to be for 3 years from the close of escrow, with interest at 5% per annum, payable in monthly installments of interest only ($1,050.00), or more, and payments to commence 30 days from the close of escrow.
Note to contain a due on sale clause and a late charge, as set forth therein

BOTH PARTIES FURTHER AGREE TO THE FOLLOWING:

1. CLOSING AND POSSESSION: Close of escrow shall be on or before May 1, 2012.

2. VESTING: Title to be vested in American International Ventures, Inc., a Delaware Corporation.

3. PRORATIONS: taxes shall be prorated, to the close of escrow.

4. ASSESSMENTS: Special assessments namely N/A that are not delinquent, shall be assumed by the Buyer unless stated otherwise herein or made a requirement of the lender.

5. PERSONAL PROPERTY: Included in the purchase price are certain items of personal property upon which the sellers place no value, and are to remain as part of this purchase: N/A

6. ESCROW HOLDER: On acceptance of this offer an escrow shall be expeditiously opened with Sandra Bianco of Chicago Title who shall act as escrow agent. All necessary funds and instruments shall be deposited into escrow from time to time as required. At the request of the escrow agent the Buyer and the Seller shall execute

escrow instructions not inconsistent with this instrument.

7. EXPENSES: Costs of escrow, title insurance and necessary recording fees, documents and transfer taxes shall be paid by the parties as follows:
BUYER TO PAY ALL COSTS IN CONNECTION WITH THIS ESCROW.

8. EVIDENCE OF TITLE: Title conveyed is subject to easements, encumbrances, zoning, rights of way, restrictions, covenants and conditions of record. Seller agrees to deliver, good and marketable title as evidenced by a policy of title insurance furnished by Chicago Title.

9. TIME: It is understood that time is of the essence of this agreement.

10. VERBAL AGREEMENTS: The aforesaid (together with the Addendum hereto and the Promissory Note and Deed of Trust to be executed at closing) constitutes the whole agreement between the parties and no verbal statements made by any party are a part hereof unless included in writing. The Buyer declares that in making this offer he she is not relying upon any prior negotiations, agreements, memoranda, representations, or statements concerning the property or its uses or values made by either the Seller or any real estate agent unless set forth specifically herein.

11. LEGAL FEES: In the event either party shall prevail in any legal action commenced to enforce this agreement, he shall be entitled to all costs incurred in such actions including reasonable attorney fees.

12. BINDING AGREEMENT: This agreement shall be binding upon all parties, respective heirs, executors, assigns and or successors in interest.

The undersigned buyer, having inspected the above described property and its appurtenances, offers and agrees to purchase said property on the terms and conditions herein stated and acknowledges receipt of a copy of this agreement.

American International Ventures, Inc.,
a Delaware corporation

By: ______________________
Jack Wagenti, CEO & Chairman

Turner Ranch, LLC,
a Nevada limited liability company

By: ______________________
Stuart Turner, Managing/Sole Member

WHEN PROPERLY COMPLETED THIS IS A BINDING CONTRACT, IF NOT FULLY UNDERSTOOD, SEEK COMPETENT LEGAL AND/OR COUNSEL BEFORE SIGNING

ADDENDUM TO PURCHASE AGREEMENT

By this Addendum to Purchase Agreement dated April 9th 2012 (the "Effective Date"), American International Ventures, Inc., a Nevada corporation ("Buyer"), and Turner Ranch LLC, a Nevada limited liability company ("Seller"), hereby amend that certain Purchase Agreement dated March 28, 2012 (the "Agreement") between Buyer and Seller as follows:

1) Buyer shall make a $28,000 earnest money deposit into escrow on the Effective Date (the "Deposit"). Buyer shall have until April 17, 2012 in order to conduct a due diligence investigation of the property, including the condition of title thereto and any environmental or other conditions affecting the property. In the event Buyer does not terminate the Agreement prior to April 17, 2012, the Deposit shall be non-refundable to Buyer (but shall be applicable to the purchase price) and the parties shall proceed to close escrow on May 1, 2012, or such earlier date as may be agreed to by Buyer and Seller. At close of escrow, the Deposit shall be released to Seller (as the down payment). Buyer shall execute and deliver the Promissory Note in the form attached as Exhibit A and the Deed of Trust in the form attached as Exhibit B to Buyer, and Buyer shall pay such other costs and expenses of escrow, all in accordance with a closing statement approved by Seller. Buyer shall pay all transfer taxes, recording charges, title policy premiums (including, without limitation, a title policy in favor of Seller insuring that the Deed of Trust is a valid first priority lien on the property) and escrow costs.

2) The property shall be conveyed by Seller via Grant, Bargain and Sale Deed, without representation or warranty of any kind or nature. Buyer disclaims any implied warranty of merchantability or fitness for particular purpose. The property shall be conveyed "AS-IS, WHERE-IS, WITH ALL FAULTS". Buyer covenants and acknowledges that it has had adequate time to review and investigate the property and is proceeding with the acquisition of the property based solely on its review and investigation.

3) Each party warrants and represents to the other that no brokers or agents have been retained or consulted in connection with the transactions contemplated by the Agreement.

4) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the full corporate power and authority to conduct its businesses and to own, use and lease its assets and properties and to issue the shares of its common stock to Seller. The execution and delivery by Buyer of this Agreement has been duly and validly authorized by the Board of Directors of Buyer and this Agreement constitutes the legal, valid and binding obligation of Buyer and is enforceable against Buyer in accordance with its terms.

5) The execution and delivery by Buyer of this Agreement do not, and the performance by Buyer of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not: (a) conflict with or result in a violation or

breach of any of the terms, conditions or provisions of the articles or certificate of incorporation or by-laws of Buyer; (b) conflict with or result in a material violation or breach of any term or provision of any law or order applicable to Buyer; or (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require Buyer to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, any contract or agreement to which Buyer is a party or by which its assets and properties is bound. No consent, approval or action of, filing with or notice to any governmental or regulatory authority on the part of Buyer is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

6) As of April 9th, 2012, the authorized capital stock of Buyer consisted of 400,000,000 shares of common stock and zero shares of preferred, of which, 181,695,044 which are validly issued and outstanding, all of which are validly issued, fully paid and non-assessable. The shares of common stock issued to Seller pursuant to the Agreement shall be free and clear of all liens, validly issued, fully paid and non-assessable. Buyer has furnished or made available to Seller a true and complete copy of all documents filed under the federal securities laws with the Securities and Exchange Commission ("SEC"), none of which documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

7) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the shares of common stock issued to Buyer pursuant to the Agreement to the public without registration, Buyer agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) Use its best efforts to then file with the SEC in a timely manner all reports and other documents required of Buyer under the Securities Act and the Exchange Act;

(c) Furnish to Seller or its designee forthwith upon request, a written statement by Buyer as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual report of Buyer, and such other reports and documents of Buyer as Seller or its designee may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any such securities without registration.

8) If Buyer shall determine to register any of its common securities, either for its own account or the account of a security holder or holders, Buyer will:

(a) promptly give to Seller notice thereof; and

(b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, at the option of Buyer, all shares of common stock held by Seller, at the Buyer's expense.

9) Except as modified by this Addendum, the Agreement shall remain in full force and effect. This Agreement, together with the terms and conditions set forth in the attached Promissory Note and Deed of Trust, shall modify and control over any inconsistent provision of the Agreement.

IN WITNESS WHERE, this Addendum has been executed as of the Effective Date.

American International Ventures, Inc.,
a Delaware corporation

By: ______________________
Jack Wagenti, CEO & Chairman

Turner Ranch, LLC,
a Nevada limited liability company

By ______________________
Stuart Turner, Managing Sole Member

PROMISSORY NOTE SECURED BY DEED OF TRUST

$252,000.00

_______________, 2012
Las Vegas, Nevada

FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay at the times hereinafter stated to Anozira Services Group, LLC, an Arizona limited liability company, the management company of Turner Ranch, LLC, a Nevada limited liability company (the "Lender"), at 750 Park Avenue NE, 29W, Atlanta, GA 30326-3265, or at such other place as the Lender may from time to time designate in writing, in legal tender of the United States of America, the principal sum of TWO HUNDRED FIFTY TWO THOUSAND DOLLARS ($252,000.00), with interest from the date hereof on the unpaid principal balance from time to time outstanding at the rate of five percent (5%) per annum (the "Interest Rate"). Interest for partial periods shall be computed on the basis of a 360-day year and actual number of days elapsed.

During the term of the Loan, which shall commence upon the date hereof, and terminate on _______________, 2015 (the "Maturity Date"), Borrower shall pay to Lender interest on the unpaid principal, in arrears, on the first day of each month, commencing May 1, 2012.

This Note is secured by, among other instruments, that certain Deed of Trust, Security Agreement and Fixture Filing, dated of even date herewith (the "Deed of Trust"), which encumbers Borrower's fee interest in certain real property as more particularly described in the Deed of Trust (the "Property").

Borrower shall have the right to prepay without penalty all or any portion of the Loan. Upon each such prepayment, Borrower shall also pay all accrued interest on the unpaid principal amount. All payments on this Note shall be applied first to any late charges required hereunder, second to accrued interest, and the balance to principal. If interest hereunder is not paid when due, it shall bear interest in the same manner as principal hereunder at the Interest Rate.

In the event any payment of principal and interest due hereunder is not made within five (5) days of the date it was due, Borrower shall pay to Lender a late charge in an amount equal to ten percent (10%) of the late payment. Borrower acknowledges that late payments to Lender will cause Lender to incur costs not contemplated by the Loan, the exact amount of such costs being difficult and impracticable to assess. Such costs include, without limitation, processing and accounting charges and the potential costs to be incurred as a result of Lender's inability to meet its other commitments. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue amount and shall not prevent Lender from exercising any other rights and remedies available to Lender. The late charge shall be secured by the Deed of Trust and shall be due and payable immediately without demand. Nothing in this Note shall be construed as an express or implied agreement by Lender to forbear in the collection of any delinquent payment or be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of any late charge or otherwise.

Failure to timely make any payment of principal or interest or to otherwise perform hereunder or an event of default by Borrower under the terms of the Deed of Trust, any other agreement or instrument securing the indebtedness evidenced hereby, shall constitute a default hereunder and shall, without notice and at the option of Lender, cause all of the unpaid principal of this Note, with interest accrued thereon, to become immediately due and payable. Upon default hereunder, at the option of Lender, all amounts then unpaid under this Note, the Deed of Trust, or any other instrument securing the Note shall bear interest from the date of default until such default is cured at a default rate equal to eighteen percent (18%) per annum (the "Default Rate") and shall be immediately due and payable. Lender's delay or failure to exercise any of its remedies hereunder shall not constitute a waiver of the right to exercise its remedies at any time thereafter or in the event of any subsequent default.

The acceptance of any payment hereunder that is less than payment of all amounts then due and payable shall not constitute a waiver of any of the rights or options of Lender or of the exercise of those rights and options at the time of such acceptance or at any subsequent time. Principal, interest, and any late fees hereunder shall be payable in lawful money of the United States of America in immediately available funds free and clear of, and without deduction for, any and all present and future taxes, withholdings, and costs or reserves.

In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, whether or not any suit, proceeding, or any judicial or nonjudicial foreclosure proceeding be commenced, Borrower promises to pay all such expenses and reasonable attorneys' fees, including, without limitation, any attorneys' fees incurred in any bankruptcy proceeding.

This Note shall be construed and enforced in accordance with the laws of the State of Nevada, except as may be preempted by federal law. Borrower agrees that Lender shall have the rights and remedies available to a creditor under the laws of the State of Nevada. Borrower consents to the personal jurisdiction of the appropriate state or federal court located in Las Vegas, Nevada.

No waiver by Lender of any right or remedy shall be effective unless in writing and signed by Lender, and no such waiver, on one occasion, shall be construed as a waiver on any other occasion. Borrower waives any right of offset now or hereafter existing against Lender.

In the event that this Note is executed by two or more persons or entities as Borrower, the liability of such persons or entities for the amounts due hereunder shall be joint and several.

Each maker, endorser, and guarantor jointly and severally and to the extent permitted by law waives notice of intent to accelerate, demand, presentment for payment, protest and notice of protest, and nonpayment of this Note; waives any and all lack of diligence or delays in the collection or enforcement hereof; and expressly agrees to remain and continue bound for the payment of the principal, interest, and other sums provided for by the terms of this Note, and the Deed of Trust, notwithstanding any extension of time for the payment of said principal or interest or other sum, or any change in the amount agreed to be paid under this Note or the Deed of Trust, or any change by

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way of release or surrender, exchange, or substitution for any real estate security or other collateral security now held or that may hereafter be held as security for this Note; and waives all and every kind of notice of such extension or change, and agrees that the same may be made without notice to or joinder of Borrower.

Except as otherwise provided under the terms of the Deed of Trust, in the event that the interest of Borrower in the Property, or any part thereof or any interest therein, is sold, agreed to be sold, optioned, conveyed, alienated, encumbered, or otherwise transferred by Borrower, voluntarily or involuntarily, whether by operation of law or otherwise, the obligations hereunder, irrespective of the maturity dates expressed herein, at the option of Lender and without demand or notice, shall immediately become due and payable. In the event that Lender does not elect to declare this Note immediately due and payable, then, unless indicated otherwise in writing by Lender, Borrower shall remain primarily liable for the obligations hereunder, under the Deed of Trust, and under any other instrument securing this Note or executed in connection herewith. This provision shall apply to each and every sale, transfer, encumbrance, or conveyance, regardless of whether or not Lender has consented to or waived Lender's rights hereunder, whether by action or nonaction, in connection with any previous sale, transfer, encumbrance, or conveyance and whether or not Lender has received any payments after such event.

BORROWER

American International Ventures, Inc.,
a Delaware corporation

By: ____________________________
Jerry Scott, Chief Operating Officer

when recorded return to:

Santoro Whitmire
10001 Park Run Drive
Las Vegas, Nevada 89145
attention: Andrew J. Glendon, Esq.

INSTRUCTIONS TO COUNTY RECORDER:
index this document as:
(1) a deed of trust; and
(2) a fixture filing

DEED OF TRUST,
SECURITY AGREEMENT, AND FIXTURE FILING

THIS DEED OF TRUST, SECURITY AGREEMENT, AND FIXTURE FILING (this "Deed of Trust"), dated this ______ day of ______________, 2012, is made by and among American International Ventures, Inc., a Nevada corporation ("Trustor"), whose address is 6004 Tealside Court, Lithia, Florida 33547; Chicago Title of Nevada ("Trustee"), whose address is Chicago Title of Nevada, 2370 Corporate Circle, Ste 100, Henderson, NV 89074; and Turner Ranch, LLC, a Nevada limited liability company ("Beneficiary"), whose address is 750 Park Avenue NE, 29W, Atlanta, GA 30326-3265.

WITNESSETH:

Trustor irrevocably grants, bargains, sells, transfers, assigns, and conveys to Trustee in trust, with power of sale, for the benefit and security of Beneficiary the following property (collectively, the "Property"):

1. All that real property in Nye County, Nevada, described in Exhibit "A" attached hereto and incorporated herein by reference (the "Real Property"), together with Trustor's interest in all and singular the rights, privileges, tenements, hereditament, and appurtenances now or hereafter belonging or in any way appertaining thereunto, the reversion and reversions, remainder and remainders, together with all rents, issues, profits, royalties, oil, gas or mineral rights, income, damages, or similar awards and other benefits derived from the Real Property, subject to the right, power, and authority hereinafter given to Trustor to collect and apply such rents;

2. All interests, estates, or other claims, both in law and in equity, that Trustor now has or may hereafter acquire in the Real Property;

3. All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Real Property (the "Improvements");

4. All present and future right, title, and interest of Trustor in and to all fixtures (as that term is defined in Article 9 of the Nevada Uniform Commercial Code, NRS Chapter 104 (the

"UCC"), and whether existing now or in the future) now or in the future located at, upon, or about or affixed or attached to or installed in the Real Property, including, without limitation, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment, and all other types of fixtures of any kind or nature and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements, and substitutions of or to any such property (the "Fixtures");

5. All right, title, and interest of Trustor in and to all streets, roads, and public places, opened or proposed; and all easements and rights of way, public or private, now or hereafter used in connection with the Real Property;

6. All awards or payments, including interest thereon, and the right to receive the same, that may be made with respect to the Real Property as a result of: (i) the exercise of the right of eminent domain; (ii) the alteration of the grade of any street; or (iii) any other injury to or decrease in the value of the Real Property, together with any amounts received by Trustor in settlement in lieu of any of the foregoing, to the extent of all amounts that may be secured by this Deed of Trust at the date of receipt of any such award or payment by Beneficiary and of the reasonable attorneys fees, costs, and disbursements incurred by Trustee or Beneficiary in connection with the collection of such award or payment; and

7. All present and future right, title, and interest of Trustor in and to all general intangibles and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights, and written materials (in each case whether existing now or in the future) relating to or otherwise arising in connection with or derived from the Real Property or the ownership, use development, construction, maintenance, management, operation, marketing leasing occupancy, sale, or financing of the Real Property, and all supplements, modifications, amendments, renewals, extensions, proceeds, replacements, and substitutions of or to any of such property.

I.

PURPOSE OF DEED OF TRUST AS SECURITY

This Deed of Trust is for the purpose of securing:

1.01 Payment on Note. Payment of the indebtedness evidenced by the Promissory Note Secured by Deed of Trust of even date herewith in the original principal sum of TWO HUNDRED FIFTY-TWO THOUSAND DOLLARS ($252,000), executed by Trustor in favor of Beneficiary, and any extensions, revisions, modifications, substitutions, or renewals thereof (the "Note"), and the performance and discharge of each and every obligation of Trustor set forth in the Note.

1.02 Performance on the Note and Deed of Trust. Due, prompt, and complete observance and performance of each and every obligation, covenant, and agreement of Trustor incorporated by reference or contained herein, in the Note, or in any other instrument executed by Trustor in connection with and for the purpose of further securing the indebtedness and obligation represented by the Note (other than any unsecured environmental indemnity agreement) and all renewals or

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extensions of the indebtedness secured by this Deed of Trust, with interest at such lawful rate as may be agreed upon, it being agreed that any such renewals or extensions and any change in the terms or rate of interest shall not impair the validity of or priority of this Deed of Trust nor release Trustor from liability for the indebtedness secured by this Deed of Trust.

1.03 Protection of Property. Payment of all sums advanced by Beneficiary to protect the Property.

II.

WARRANTIES OF TRUSTOR

Trustor represents and warrants that:

3.01 Title. Trustor has full, complete, indefeasible, and marketable title to the Property.

3.02 First Lien on Property. This Deed of Trust is and will remain a valid and enforceable first lien on the Property subject only to those exceptions and encumbrances herein approved of in writing by Beneficiary ("Permitted Encumbrances"); provided, however, that as to the Permitted Encumbrances, Trustor warrants that they do not interfere with the use or enjoyment of the Property for its intended purposes or with the use or enjoyment of the improvements located on the Property and that there are no present violations on the Property of any enforceable covenants, conditions, and restrictions affecting the Property.

3.03 Valid Agreements. The Note, this Deed of Trust, all other instruments securing the Nots, and all other instruments and agreements in connection therewith or the transactions in connection with which the Note are given are valid and binding obligations of the parties thereto, enforceable in accordance with their terms.

3.04 Corporation. Trustor hereby represents and warrants that Trustor is a corporation, and:

(a) Trustor was formed and is validly existing in the State of Delaware and has filed all papers necessary to do business in Nye County, Nevada and is duly qualified to do business in the State of Nevada;

(b) Trustor has the power: (i) to grant this Deed of Trust; and (ii) to enter into any other instruments executed and delivered to Beneficiary concurrently herewith; and

(c) the execution of this Deed of Trust and any other instrument executed and delivered to Beneficiary concurrently herewith and the full and complete performance of the provisions thereof is authorized by Trustor and will not result in any breach of or constitute a default under or result in the creation of any lien, charge, or encumbrance (other than those contained herein or in any instrument delivered to Beneficiary concurrently herewith) upon any property or assets of Trustor.

3.05 No Violation. The execution and delivery of this Deed of Trust, the Note, and any other instruments and documents executed and delivered to Beneficiary concurrently herewith, and the full and complete performance of the provisions thereof, will not result in any breach of, constitute a default under, or result in the creation of any lien, charge, or encumbrance (other than those contained herein or in any instrument delivered to Beneficiary concurrently herewith) upon any property or assets of Trustor under any indenture, mortgage, deed of trust, bank loan, credit agreement, or other instrument to which the Trustor is a party or by which the Trustor is bound.

3.06 Enforceability. Trustor has not performed any act and is not bound by any instrument that would prevent Beneficiary from enforcing this Deed of Trust.

3.07 No Violation of Laws. To the best of Trustor's knowledge, after reasonable, prudent, and diligent inquiry, Trustor is in compliance with all federal, state, and local laws, statutes, ordinances, rules, and regulations with respect to environment, employment, health, and occupational safety.

IV.

COVENANTS AND AGREEMENTS OF TRUSTOR

To protect the security of this Deed of Trust, Trustor further agrees:

4.01 Maintenance, Repair, and Operations. Trustor shall not commit or permit any waste thereon nor commit, suffer, or permit any act to be done in or upon said Property in violation of law.

4.02 Insurance. During the existence of this trust, Trustor agrees to maintain or to cause to be maintained comprehensive public liability insurance insuring against loss, damage, or liability for injury or death to persons and loss and damages to the Property occurring from any cause whatsoever upon, in, or about the Property in a minimum amount of one million dollars ($1,000,000) or such additional amounts as Beneficiary may reasonably require, together with such other insurance as Beneficiary may require from time to time (including, without limitation, fire or casualty insurance covering the full replacement value of any improvements constructed on the Property).

(a) Trustor shall give immediate notice to Beneficiary in the event of any loss or damage covered by insurance required to be carried hereunder. Beneficiary may thereupon make proof of such loss or damage, if the same is not promptly made by Trustor. The proceeds of such insurance shall be payable to Beneficiary pursuant to a standard mortgage clause and shall be applied in such manner as Beneficiary elects in its sole and absolute discretion without regard to whether or not its security hereunder has been impaired, and any affected insurance company is authorized and directed to make payment thereof directly to Beneficiary.

(b) In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title, and interest of Trustor in and to all policies of insurance required by this Section 4.02 shall inure to the benefit of and pass to the successor in interest of Trustor or the purchaser or grantee of the Property.

4.03 Condemnation. Trustor immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property or any part thereof shall notify Beneficiary of the pendency of such proceedings. Beneficiary may participate in any such proceedings, and Trustor from time to time will deliver to Beneficiary all instruments required by it to permit such participation. Any condemnation award or compensation shall be paid to Beneficiary and shall be applied in such manner as Beneficiary elects in its sole and absolute discretion. Beneficiary may, in its sole and absolute discretion, whether or not its security hereunder has been impaired, and notwithstanding any other provision hereof, direct that any condemnation proceeds, or any portion thereof, remaining after payment of all costs and expenses of Beneficiary or Trustee in collecting the same be paid, on such terms and conditions as Beneficiary may provide, for the restoration and repair of the Improvements damaged or destroyed by such casualty or condemnation. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

4.04 Actions Affecting Property. If during the existence of this Deed of Trust, there is commenced or pending any suit or action, arbitration, or other proceeding affecting the Property, or any part thereof, or the title thereto or this Deed of Trust, or if any adverse claim for or against said Property, or any part thereof, is made or asserted, Trustor will immediately notify Beneficiary and will appear in and defend any such matter purporting to affect the security and will pay all costs and damages, including attorney fees, arising because of such proceeding. Beneficiary may, but shall not be required to, participate in any such proceeding. Whether or not Beneficiary elects to appear in any such proceeding, Beneficiary shall be entitled at its election to control such action or defense at Trustor's sole cost and expense, including payment of attorney fees incurred by Beneficiary.

4.05 Taxes, Impositions, and Utilities. Trustor shall directly pay when due, before delinquency, all taxes, assessments, levies, utility fees, and all other fees and charges of every kind and nature, whether of a like or different nature, imposed upon or assessed against or that may become a lien on the Property, or any part thereof, or arising from, by reason of or in connection therewith, the use thereof or this Deed of Trust. In addition, Trustor shall file all required tax forms with the appropriate governmental authorities on or before the day they become due. At the request of Beneficiary, Trustor shall, within fifteen (15) days after the due date therefor, deliver to Beneficiary receipts evidencing payment of taxes, assessments, levies, fees, and charges as required by this Section 4.09. Trustor shall obtain and pay for a tax service satisfactory to Beneficiary in order to assure Beneficiary such taxes are paid.

4.06 Liens, Special Assessments. Trustor shall not cause or permit the filing of any mechanics', materialmen's, or other liens against the Property or any part thereof or the revenue, rents, issues, income, and profits arising therefrom or consent to the creation of a special improvement district or issuance of any improvement bond for unpaid special assessments upon the Real Property without the prior written consent of Beneficiary. If any lien is filed against the Property, or any part thereof, Trustor agrees to discharge the same of record within ten (10) days after the same is filed.

4.07 Sales, Transfers, or Encumbrances. Trustor shall not sell, agree to sell, transfer, assign, mortgage, pledge, hypothecate, or encumber, or grant any option to do any of the foregoing,

whether voluntarily or involuntarily by agreement, operation of law or otherwise, the whole or any portion of Trustor's right, title, or interest in and to the Property or any portion thereof without the prior written consent of Beneficiary. For the purpose of this Section 4.07, any transaction that would or could result in a fundamental change in the ownership interests in Trustor shall be deemed a sale, transfer, assignment, mortgage, pledge, hypothecation, or encumbrance, as the case may be, of Trustor's interest in and to the Property. Trustor may assign its interest in the Property to a trust in which Trustor in the trustee and principal beneficiary provided the trust takes such interest subject to the rights of the Trustee and Beneficiary in the Property and the trustee agrees to be bound by the provisions of this Deed of Trust and all other documents executed in connection with the Loan Agreement.

4.08 Payment of Obligations. Trustor shall pay all sums, the failure of which to pay may result in the imposition of a lien, charge, or encumbrance on all or any portion of the Property or may result in conferring upon a tenant of any part of the Property a right to recover such sums as prepaid rent or to deduct such sums from future rental payments.

4.09 Costs, Fees, and Expenses. Trustor agrees to pay and discharge upon demand all costs, fees, and expenses of Beneficiary or Trustee, including, but not limited to, costs, expenses, and attorney fees incurred by Beneficiary or Trustee in any litigation with respect to or in connection with any action or proceeding relating to the Property to which Beneficiary or Trustee is made or becomes a party by reason of its interest in the Property as Trustee or Beneficiary in connection with this Deed of Trust and any transactions related to this Deed of Trust, as well as the cost of evidence of title and all costs, fees, and expenses in connection with sale, whether completed or not.

V.

DEFAULTS AND REMEDIES

5.01 Events of Default. Trustor shall be in default hereunder (an "Event of Default") if Trustor shall fail to make any payment of interest or principal when due under any instrument or obligation secured hereby or if Trustor defaults in the performance of any other agreement, term, covenant, or condition contained herein or in any instrument or obligation secured hereby and such default is not cured within five (5) days of notice of such default from Trustee or Beneficiary. In addition to the foregoing, the following shall constitute an Event of Default if not cured within ten (10) days of notice of such default from Trustee or Beneficiary:

(a) if Trustor shall abandon the Property, or any part thereof, or cease operation of its business;

(b) if there is filed any petition in bankruptcy by Trustor, or Trustor is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of all or a substantial portion of the assets of Trustor, or there is a general assignment by Trustor for the benefit of creditors, or any action is taken by or against Trustor under any state or federal insolvency or bankruptcy act or any similar law now or hereafter in effect, including, without limitation, the filing of any petition for or in reorganization, or should the Property or any part thereof be taken or seized under levy of execution or attachment; provided, however, that Trustor shall not be in default under

subparagraph (b) hereof in the case of any action taken by a party adverse to Trustor and not consented to by Trustor, unless the same shall continue in effect for a period of thirty (30) days; or

(c) if if any representation, warranty, statement, certificate, schedule, or report made by or on behalf of Trustor herein or in connection herewith is incorrect or misleading, and such incorrect or misleading representation, warranty, statement, certificate, schedule, or report has a materially adverse effect on the rights of Beneficiary hereunder.

5.02 Remedies on Default. In the Event of Default hereunder or in the performance of the obligations secured hereby, Beneficiary may:

(a) Declare all sums due hereunder or thereunder immediately due and payable;

(b) With regard to the Fixtures and other personal property secured hereby (the "Personal Property"):

(i) Sell the Fixtures and Personal Property;

(ii) Dispose of any part thereof in any manner now or hereafter permitted by Article 9 of the UCC or in accordance with any other remedy provided by law. Both Trustor and Beneficiary shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may so elect, subject to the provisions of the UCC. Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, it shall constitute reasonable notice to Trustor; and

(iii) Deal with the Fixtures and Personal Property in any other manner provided by other applicable agreement of the parties or by statute, law, or equity;

(c) Enter upon, take possession of, manage, and operate the Property or any part thereof; make repairs and alterations and do any acts that Beneficiary deems proper to protect its security hereof; and either with or without taking possession in its own name, sue for or otherwise collect and receive rents, issues, and profits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby and in such order as Beneficiary may determine. Upon request of Beneficiary at the time Beneficiary enters upon the Real Property as aforesaid, Trustor shall assemble upon the Real Property any of the Property that has been removed therefrom. The entering upon and taking possession of the Property, the collection of any rents, issues, and profits, and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to such notice. Notwithstanding Beneficiary's continuance in possession or receipt and application of rents, issues, or profits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of a default, including the right to exercise the power of sale, and shall not be deemed to be a mortgagee in possession. Any of the actions referred to in this subsection may be

taken by Beneficiary at such time as Beneficiary is so entitled, without regard to the adequacy of any security for the indebtedness hereby secured;

(e) Subject to NRS 107.080, declare all sums secured hereby immediately due by delivery to Trustee of a written notice of breach and election to sell (which notice Trustee shall cause to be recorded) accompanied by surrender to Trustee of this Deed of Trust, the Note, and all documents evidencing any expenditures secured hereby. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, after three (3) months shall have elapsed following recordation of any such notice of breach Trustee shall sell said Property, or any portion thereof specified by Beneficiary, at such time and at such place in the State of Nevada as Trustee, in its sole discretion, shall deem best to accomplish the objects of these trusts having first given notice of such sale as then required by law. The place of sale may be either in the county in which the property to be sold, or any part thereof, is situated or at any office of the Trustee located in the State of Nevada.

(i) Upon the request of Beneficiary or if required by law, Trustee may postpone the sale of all or any portion of the Property or interest thereon by public announcement at the time fixed by said notice of sale and may thereafter postpone said sale from time to time by public announcement at the time previously appointed.

(ii) At the time of sale so fixed, Trustee may sell the Property so advertised, or any part thereof or interest therein, either as a whole or in separate parcels, at its sole discretion, to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed or deeds or other appropriate instruments conveying the Property so sold, but without covenant or warranty, express or implied. Beneficiary and Trustee may bid and purchase at such sale. Trustor hereby agrees, if it is then still in possession, to surrender, immediately and without demand, possession of said Property to such purchaser.

(iii) Trustee shall apply the proceeds of any such sale to payment of: (A) expenses of sale, including attorneys' fees incurred by Beneficiary and all charges and expenses of Trustee and of these trusts, including costs of evidence of title and Trustee's fee in connection with sale; (B) all sums expended under the terms hereof not then repaid, with accrued interest at the rate provided in the Note from and after the happening of any Event of Default, and as the case may be, from the date any such sums were expended until the same is paid; (C) all other sums then secured hereby; and (D) the remainder, if any, to the person or persons legally entitled thereto;

(f) Institute judicial proceedings for the complete or partial foreclosure of the lien of this Deed of Trust upon the Property as a mortgage; and

(g) Take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant or condition in the Note, this Deed of Trust, the Loan Documents, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

5.03 Rescission of Notice of Breach. Beneficiary, from time to time before Trustee's sale, may rescind any notice of breach and election to sell by executing, delivering, and causing Trustee to

record a written notice of such rescission. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other notices of breach and election to sell nor otherwise affect any term, covenant, or condition hereof or under any obligation secured hereby or any of the rights, obligations, or remedies of the parties thereunder.

5.04 Self-Help by Beneficiary. If Trustor fails to comply with any of the terms, covenants, and agreements contained herein, then Beneficiary may (but shall not be obligated to do so), without further demand upon Trustor and without waiving or releasing Trustor from any obligation, remedy such default for the account of Trustor. Trustor agrees to repay, upon demand by Beneficiary, all sums advanced by Beneficiary to remedy such default, together with interest at the rate at which interest accrues on amounts due under the Note after the same become due. All such sums, together with interest as aforesaid, shall become additional indebtedness secured by this Deed of Trust. Beneficiary shall not be bound to inquire into the validity of any apparent or threatened tax, assessment, adverse title, lien, encumbrance, claim, or charge before making an advance for the purpose of preventing, removing, or paying the same. Beneficiary shall be subrogated to all rights, equities, and liens discharged by any such expenditure. No such payment by Beneficiary shall be deemed to relieve Trustor from any default hereunder.

5.05 Remedies Cumulative. No remedy herein conferred upon or otherwise available to Beneficiary is intended to be or shall be construed to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or in any other instrument or document executed by Trustor for the benefit of Beneficiary and any remedy now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; nor shall the giving, taking, or enforcement of any other or additional security, collateral, or guaranty for the payment of the indebtedness secured under this Deed of Trust operate to prejudice, waive, or affect the security of this Deed of Trust or any rights, powers, or remedies hereunder, nor shall Beneficiary be required to first look to, enforce, or exhaust any such other or additional security, collateral, or guaranty. Trustor waives all rights of offset of claims, and no offset shall relieve Trustor from paying any installment or other obligation secured by this Deed of Trust as it becomes due.

5.06 Waiver of Rights. To the extent that such rights may then be lawfully waived, Trustor hereby covenants that it will not at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of: (i) any stay or extension or moratorium law now or at any time hereafter in force; (ii) any law now or hereinafter in force providing for the valuation or appraisement of the Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provisions herein contained or pursuant to the decree, judgment, or order of any court of competent jurisdiction; and (iii) any law now or at any time hereafter made or enacted granting a right to redeem the Property so sold or any part thereof. To the extent permitted by law, Trustor expressly waives for itself and on behalf of each and every person acquiring any interest in or title to the Property or any part thereof, subsequent to the date of this Deed of Trust, all benefit and advantage of any such law or laws and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay, or impede the execution of any power herein granted and delegated to Beneficiary, but will

suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

5.07 Marshalling Assets and Designation of Sales. Neither this Deed of Trust, the existence or terms of any other security for the performance of the obligations secured hereby, nor the existence or terms of any other instrument or agreement shall be deemed to require any marshalling of assets or otherwise permit Trustor to designate the order in which any security shall be sold. Trustor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Property or any other property now or hereafter constituting security for any of the indebtedness secured hereby shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any sale under this Deed of Trust or of any of the security for said indebtedness.

5.08 Abandonment of Proceedings. In case Beneficiary shall have proceeded to enforce any right under this Deed of Trust by foreclosure, sale, entry, or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, and in every such case, Trustor and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Property subject to the lien hereof.

5.09 Reconveyance to Trustor. If Beneficiary shall at any time, through the exercise of any of its remedies under this Deed of Trust or by taking a deed in lieu of foreclosure, hold title to or own the Property and Lender discovers any Hazardous Substance on, under, or about the Property, Beneficiary may, at its option, convey the Property to Trustor. Trustor covenants and agrees that it shall accept delivery of any instrument of conveyance and resume ownership of the Property in the event Beneficiary exercises this option. Beneficiary, at Beneficiary's sole discretion, shall have the right to record any instrument conveying the Property to Trustor, and such recordation shall be deemed acceptance of the conveyance by Trustor.

VI.

MISCELLANEOUS

6.01 Successor Trustee. Beneficiary or its assigns may, at any time, by instrument in writing, appoint a successor or successors to the Trustee named herein or acting hereunder, which instrument executed and acknowledged by Beneficiary and recorded in the office of the County Recorder, Nye County, Nevada, shall be conclusive proof of the proper substitution of such successor trustee, who shall have all the estate, powers, duties, and trusts in the Property vested in or conferred on the original Trustee. If there be more than one Trustee, either may act alone and execute this trust upon the request of Beneficiary, and his acts shall be deemed to be acts of all Trustees, and the recital in any conveyance executed by such sole Trustee of such requests shall be conclusive evidence thereof and of the authority of such sole Trustee to act.

6.02 Waiver. The waiver by Beneficiary or Trustee of any default of any of the provisions, covenants, and conditions hereof on the part of Trustor to be kept and performed shall not be a

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waiver of any preceding or subsequent breach of the same or any other provisions, covenants, or conditions contained herein. The subsequent acceptance of any sum in payment of any indebtedness secured hereby or any other payment hereunder by Trustor to Beneficiary or Trustee shall not be construed to be a waiver of any preceding breach by Trustor of any provision, covenant, or condition of this Deed of Trust other than the failure of Trustor to pay the particular sum or portion thereof so accepted, regardless of Beneficiary's or Trustee's knowledge of such preceding breach at the time of acceptance of such payment.

6.03 Actions by Beneficiary. Whenever under any provision of this Deed of Trust, Trustor shall be obligated to make any payment or expenditure, to do any act or thing, or to incur any liability whatsoever, and Trustor fails, refuses, or neglects to perform as herein required, Beneficiary shall be entitled, but shall not be obligated, to make any such payment or expenditure or to do any such act or thing or to incur any such liability, all on behalf of and at the cost and for the account of Trustor. Any such payments or expenditures shall be paid by Trustor to Beneficiary on demand and the amount of any payment or expenditure thereof shall accrue interest thereon at the rate provided in the Note from and after the date of any such payment or expenditure until the same is paid. Without limiting the generality of the foregoing, any act or payment by Beneficiary to cure, forestall, prevent, or mitigate default hereunder shall be at the sole option of Beneficiary, shall be at the cost of Trustor, and shall be reimbursed to Beneficiary as above provided. Beneficiary shall not be bound to inquire into the validity of any apparent or threatened tax, assessment, adverse title, lien, encumbrance, claim, or charge before making an advance to the purpose of preventing, removing, or paying the same. Beneficiary shall be subrogated to all rights, equities, and liens discharged by any such expenditures. Beneficiary, upon default by Trustor under this Deed of Trust, may pay, purchase, contest, or compromise any claim, debt, lien, charge, or incumbrance that in the judgment of Beneficiary may affect or appear to affect the security of this Deed of Trust, and any such sums expended for such purposes shall become part of the indebtedness secured hereby.

6.04 Rights of Trustee and Beneficiary. Without affecting the liability of Trustor or any other person, except any person expressly released in writing, for payment of any indebtedness secured hereby or for performance of any of the obligations or any of the terms, covenants, and conditions hereof and without affecting the rights of Trustee and Beneficiary with respect to any security not expressly released in writing, at any time and from time to time without notice or consent other than consent of Beneficiary, Trustee or Beneficiary may:

(a) release any person liable for payment of all or part of the indebtedness or for the performance of any obligation;

(b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of said indebtedness or modifying or waiving any obligation or subordinating, modifying, or otherwise dealing with the lien or charge hereof;

(c) exercise or refrain from exercising or waive any right either of them may have;

(d) accept additional security of any kind; and

(e) release or otherwise deal with any property, real or personal, securing the obligations secured hereby.

6.05 Written Instructions to Trustee Regarding Property. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Note secured hereby to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey without warranty the Property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto," and Trustee is authorized to retain this Deed of Trust and said Note. Trustee may, at any time or from time to time, without liability therefor, without notice, without affecting the personal liability of any person for payment of any indebtedness or performance of the obligations secured thereby and without regard to the effect of this Deed of Trust upon the remainder of the Property, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement: reconvey all or any part of the Property, consent in writing to the making of any map or plat thereof, join in granting any easement thereon, join in any declaration of covenants and restrictions, or join in any extension agreement or any subordination agreement in connection therewith.

6.06 Heirs and Assigns. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns.

6.07 Acceptance by Trustee. Trustee accepts these trusts when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

6.08 Gender. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and the term Beneficiary shall include any future holder, including pledges, of the Note secured hereby.

6.09 Invalidity of Certain Provisions. If any term, provision, covenant, or condition of this Deed of Trust, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants, and conditions of this Deed of Trust and all applications thereof not held invalid, void, or unenforceable shall continue in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

6.10 Governing Law. This Deed of Trust shall be governed by and construed (both as to validity and performance) and enforced in accordance with the laws of the State of Nevada. The parties hereto consent to the exclusive jurisdiction and venue of the federal and state courts in Clark County, Nevada, with respect to any controversy arising out of this Deed of Trust or the transaction contemplated hereby.

6.11 Notices. Any and all notices and demands to Trustor or Beneficiary required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served by registered or certified mail in the manner provided, service shall be conclusively deemed made upon the deposit thereof in the United States

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mail addressed to the party to whom such notice or demand is to be given as hereinafter set forth or upon actual receipt, whichever is sooner. Any notice or demand to Beneficiary shall be addressed to Beneficiary at the address first noted hereinabove. Any notice or demand to Trustor shall be addressed to Trustor at the address first noted hereinabove. Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice in the manner aforesaid to the other parties hereto, which notice of change of address shall not become effective against a party until the actual receipt thereof by the party. Whenever any law requires Beneficiary to give reasonable notice of any act, election, or event or proposed act, election, or event, said requirements shall be deemed complied with if Beneficiary gives Trustor five (5) days' written notice as herein provided.

6.12 Rights Cumulative. The various rights, options, elections, and remedies of Beneficiary and Trustee hereunder shall be cumulative, and no one of them shall be construed as exclusive of any other or any right, option, election, or remedy provided in any agreement or by law.

6.13 Intent. This Deed of Trust shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

6.14 Covenants of NRS 107.030. When not inconsistent with the above, covenant numbers 1, 2 (full replacement value), 3, 4 (Note rate), 5, 6, 7 (a reasonable percentage), and 8 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

6.15 Subrogation. Upon payment of prior liens, Beneficiary shall be subrogated to the lien of any and all prior encumbrances, liens, or charges paid or discharged from the proceeds of the Note, and even though said prior liens may have been released of record, the repayment of the Note shall be secured by such liens on the portions of the Property affected thereby to the extent of such payments. In consideration of the advances made to Trustor, Trustor hereby waives and releases all demands and causes of action for offsets, payments, or rentals to, upon, and in connection with such prior indebtedness.

6.16 Inspections. Beneficiary may make or cause to be made reasonable entries upon and inspection of the Property.

6.17 Change of Ownership. In the event the ownership of all or an portion of the Property becomes vested in a person other than Trustor, Beneficiary may, at its election, notwithstanding Section 4.07 hereof and without notice to Trustor, deal with such successor or successors with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Trustor, without in any way vitiating or discharging Trustor's liability hereunder or upon the indebtedness secured hereby or vitiating or affecting Beneficiary's rights hereunder, including, without limitation, Beneficiary's rights under Section 5.02 or Section 4.07.

6.18 Joint and Several Liability. In the event that Trustor shall hereafter consist of more than one person, firm, or corporation, all of such persons, firms, or corporations shall be jointly and severally liable hereunder.

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6.19 Captions. The captions appearing at the commencement of the Sections hereof are descriptive only and for convenience in reference to this Deed of Trust and in no way whatsoever define, limit or describe the scope or intent of this Deed of Trust, nor in any way affect this Deed of Trust.

TRUSTOR

American International Ventures, Inc.,
a Delaware corporation

By: ______________________
Jerry Scott, Chief Operating Officer

STATE OF ________________)
) ss.
COUNTY OF ______________)

On this _____ day of __________, 2012, personally appeared before me, a notary public, , of , a , personally known (or proved) to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged that executed the instrument.

____
Notary Public

EXHIBIT A

The Real Property